UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ⌧

Filed by a party other than the Registrant ◻

Check the appropriate box:

◻ Preliminary Proxy Statement

◻ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻ Definitive Proxy Statement

⌧ Definitive Additional Materials

◻ Soliciting Material pursuant to Section 240.14a-12

PURE CYCLE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧ No fee required.

◻ Fee paid previously with preliminary materials:

◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PURE CYCLE CORPORATION 2022 Annual Meeting Vote by January 11, 2022 11:59 PM ET PURE CYCLE CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 D63121-P63607 You invested in PURE CYCLE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 12, 2022. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* January 12, 2022 2:00 PM MST Pure Cycle Corporation 34501 E. Quincy Avenue Bldg. 34 Watkins, CO 80137 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D63122-P63607 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Mark W. Harding05) Peter C. Howell 02) Patrick J. Beirne06) Daniel R. Kozlowski 03) Wanda J. Abel07) Jeffrey G. Sheets 04) Frederick A. Fendel III For 2. Ratification of appointment of Plante & Moran PLLC as the independent registered public accounting firm for the fiscal year ending August 31, 2022. For 3. Approval, on an advisory basis, of compensation of the Company’s named executive officers. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.